stoneridge.com © 2024 Q3 2024 Results October 31, 2024 Exhibit 99.2

stoneridge.com © 2024 Q3 2024 Results 2 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and components and our ability to offset cost increases through negotiated price increases with our customers or other cost actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in automotive, commercial, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; labor disruptions at Stoneridge’s facilities or at any of Stoneridge significant customers or suppliers; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving Credit Facility; capital availability or costs, including changes in interest rates; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Stoneridge

Q3 2024
Results

Non-GAAP
Financial Measures

This presentation contains information about the Company's financial results that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2024 and 2023 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that adjusted gross income and margin, adjusted operating income and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense, adjusted tax rate, adjusted net debt and adjusted cash are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.

Adjusted gross income and margin, adjusted operating income and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense, adjusted tax rate, adjusted net debt and adjusted cash should not be considered in isolation or as a substitute gross margin, operating income, income (loss) before tax, net income (loss), earnings per share, tax expense, tax rate, debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP.

	Q3 2024 Reported	Q3 2024 Adjusted
Sales	$213.8 million	-
Gross Profit *Margin*	$44.5 million *20.8%*	$44.6 million *20.9%*
Operating Income *Margin*	$0.3 million *0.1%*	$0.7 million *0.3%*
EPS	$(0.26)	$(0.24)
Income Tax Expense	$3.4 million	$3.5 million
EBITDA Margin	-	$9.2 million *4.3%*

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Stoneridge
Q3 2024
Results

Overview of Achievements

- Announced MirrorEye availability on Daimler Truck North America's (DTNA) new fifth generation Freightliner Cascadia, which begins series production in mid-2025
- MirrorEye is now standard equipment on certain DAF long-haul trucks and the Volvo FH Aero
- As expected, one of our Global OEM customers will be launching MirrorEye on another European brand in Q4 2024
  - MirrorEye will now be standard equipment on certain of the brand's models
  - MirrorEye will be offered as an option on other models
- Announced partnerships with DB Schenker in North America and VDL Bus & Coach in Europe
- YTD 2024 cash performance of $13.3 million has outperformed YTD 2023 cash performance by $31.3 million
  - Year-to-date inventory reduction of $11.3 million
- Awarded first Leak Detection Module program for Control Devices with Chinese OEM
  - New product addressing both traditional and hybrid applications – global opportunities

Q3 2024 Quarterly Results

$213.8M	$44.6M / 20.9%	$9.2M / 4.3%
Sales	Adj. Gross Profit / Margin	Adj. EBITDA / Margin

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5stoneridge.com © 2024 Q3 2024 Results Sales Adjusted Gross Profit Adjusted Operating Income Adjusted EBITDA Q2 2024 vs. Q3 2024 Third quarter performance significantly impacted by reduced customer production volumes and non- operating expenses Financial Summary Q3 2024 Key Performance Drivers • Sales declined vs. Q2 2024 due in part to seasonality in production as expected, as well as increased macroeconomic pressures across each of our primary end-markets and geographies • Lower gross margin primarily driven by the impact of volume reductions • Variable overhead improved by 60 bps vs. Q2 driven primarily by reduced quality-related costs • Reduced SG&A costs partially offsetting revenue headwinds • EBITDA impacted by unfavorable quarter-to-quarter impact of net non- operating expenses of ~$2.6 million (~110 bps reduction Q2 to Q3) • FX rates drove a $1.9 million net reduction Q2 to Q3 • Equity loss in Autotech investment drove a $0.7 million net reduction Q2 to Q3 $237.1 $213.8 150 200 250 Q2 2024 Q3 2024 $53.7 $44.6 22.7% 20.9% Q2 2024 Q3 2024 $5.4 $0.7 2.3% 0.3% 0.0% 2.0% 4.0% $- $5.0 $10.0 Q2 2024 Q3 2024 $16.1 $9.2 6.8% 4.3% 0.0% 5.0% 10.0% $- $10.0 $20.0 Q2 2024 Q3 2024

stoneridge.com © 2024 Q3 2024 Results 6 First program awarded for Leak Detection Module in Control Devices on hybrid vehicle platform - situated for growth amid global hybrid vehicle expansion Leak Detection Module First Business Award Leak Detection Module (LDM) Award • New program award with a major Chinese OEM on an all-new hybrid vehicle platform • Start of production expected in Q4 2025 • New technology designed as a cost competitive emissions system solution to improve evaporative emissions system performance • Primarily focused on the globally growing hybrid vehicle segment but is also applicable to traditional powertrains as well. Positions Stoneridge for growth amid the global hybrid vehicle expansion.

Stoneridge

Q3 2024
Results

MirrorEye
OEM Update

MirrorEye OEM launches continue – becoming standard equipment on multiple OEMs and vehicle platforms

DAIMLER TRUCK North America

- **Announced MirrorEye will be available on Daimler Truck North America's (DTNA) new fifth generation Freightliner Cascadia, which begins series production in mid-2025**
    - Independent camera wing design compatible with FMCSA exemption
    - Integrates advances features and ADAS functionality through its side view alerts technology that notifies the driver when objects or pedestrians are detected on the passenger side
    - Initial customer feedback suggests take rates will exceed expectations at time of award

DAF

- DAF's Digital Vision system is now standard equipment on certain DAF long-haul trucks and continues to be optional for most of their other class 8 vehicles
    - Expecting to drive higher take rates beginning in mid-2025

New European Brand Launch

- Announced MirrorEye will launch with a European brand of a previously launched global OEM with production starting in Q4 2024
    - Specified as standard equipment on certain models starting with the 2025 model year
    - Available as an option on other models

VOLVO

- Volvo's Camera Monitor System is standard equipment on FH Aero truck and available as an option on all other FH and FM models
- Volvo NA program expected to launch in the first half of 2025

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Stoneridge
Q3 2024
Results

MirrorEye
Retrofit & Bus Update

Continued expansion of fleet and bus market opportunities in both North America and Europe

Retrofit Update

- Announced new MirrorEye fleet partnership with DB Schenker, a global leader in supply chain management and logistics
  - Piloting 75 units on its North American Fleet with opportunity for full-fleet adoption with positive pilot
  - Supports DB Schenker's comprehensive emissions reduction efforts for CO_2-savings across its land transportation business


ARRIVA
Bravo

Bus Update

- Dutch bus manufacturer, VDL Bus & Coach announced an order of over 150 new electric buses to be equipped with MirrorEye
  - Ordered by transport company Arriva, the buses will be used for public transport beginning in July 2025
  - The MirrorEye-equipped electric buses will be fully emission-free and aligned with Arriva's zero emissions ambitions

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stoneridge.com © 2024 Financial Update

Stoneridge

Q3 2024
Results

Q3 2024 Financial Highlights

Third quarter performance significantly impacted by reduced customer production volumes

Key Performance Drivers

- Production volume headwinds across each of our primary end-markets
- Lower gross margin primarily driven by the impact of reduced revenue
    - Variable overhead improved by 60 bps vs. Q2 driven primarily by reduced quality-related costs
- Non-operating equity loss on Autotech investment of $(0.8) million partially offset by favorable non-operating FX impact of $0.4 million
- Unfavorable income tax expense primarily due to jurisdictional earnings mix and deterioration of earnings
- Cash performance improved by $31.3 million year-to-date vs. the same period in 2023
    - Inventory reduced by $11.3 million in the first nine months of 2024

	Q3 2024 Reported	Q3 2024 Adjusted
Sales	$213.8 million	-
Gross Profit *Margin*	$44.5 million *20.8%*	$44.6 million *20.9%*
Operating Income *Margin*	$0.3 million *0.1%*	$0.7 million *0.3%*
EPS	$(0.26)	$(0.24)
Income Tax Expense	$3.4 million	$3.5 million
EBITDA *Margin*	-	$9.2 million *4.3%*

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11stoneridge.com © 2024 Q3 2024 Results Q3 Adjusted EBITDA Non-Operating Expenses Operating FX Impact Q3 Adjusted EBITDA excluding Non-Operating and FX impacts Volume Impact 6 Q3 Financial Results EBITDA Walk Third quarter EBITDA significantly impacted by macroeconomic factors Non-Operating and FX Impact • Total non-operating impact of $0.4 million vs. prior expectations • Non-cash equity loss on Autotech Ventures investment of $(0.8) million • Favorable non-operating impact of FX on intercompany balances of ~$0.4 million • Impact of unfavorable foreign currency on operating income of ~$(2.2) million vs. prior expectations Volume Impact • Contribution margin on reduced revenue vs. prior expectations approximated the high-end of our historical range of 25-30% due to mix of products impacting the quarter Q3 2024 EBITDA Walk vs. Prior Expectations $9.2M ~$5M $2.2M $0.4M ~$16.8M $11.8M

12stoneridge.com © 2024 Q3 2024 Results Sales Adj. Operating Income $’s in USD Millions Continued focus on operational excellence and operating cost control to offset production volume headwinds Control Devices Performance 2.2% 2.2% Q2 2024 vs Q3 2024 Q3 2024 Financial Results • Lower sales vs. Q2 2024 due to lower production volumes in the North American passenger vehicle end market primarily due to reduced demand • Material costs declined by 20 basis points vs. Q2 2024 as we continue to focus on material cost improvement to drive margin performance • Q3 2024 operating margin decreased vs. Q2 2024 primarily due to reduced leverage on lower sales slightly offset by lower material costs $80.9 $74.3 Q2 2024 Q3 2024 $3.7 $2.3 4.6% 3.1% 0% 5% 0 2 4 Q2 2024 Q3 2024

13stoneridge.com © 2024 Q3 2024 Results Sales Adj. Operating Income Q2 2024 vs Q3 2024 $’s in USD Millions Q3 impacted by revenue headwinds Electronics Performance Q3 2024 Financial Results • Q3 sales declined by 11.6% vs Q2 due to continued macroeconomic pressures impacting the commercial vehicle and off-highway end markets in both Europe and North America, as well as typical seasonality from summer shutdowns • Lower operating margin vs. Q2 2024 primarily due to reduced leverage on lower sales, unfavorable sales mix and higher D&D due to lower customer reimbursement, offset by lower SG&A $153.5 $135.7 Q2 2024 Q3 2024 $11.7 $3.8 7.6% 2.8% 0.0% 5.0% 10.0% 15.0% Q2 2024 Q3 2024

14stoneridge.com © 2024 Q3 2024 Results Sales Operating Income (Loss) Q2 2024 vs Q3 2024 $’s in USD Millions Positive Q3 performance driven by higher sales in the OEM and aftermarket end markets Stoneridge Brazil Performance Q3 2024 Financial Results • Q3 sales growth of $1.8 million, or 15%, vs. Q2 2024, primarily due to higher sales in the OEM end market and higher aftermarket sales • FX unfavorably impacted sales by $(0.7) million vs. Q2 • Operating margin increased by 560 bps vs. Q2 2024 primarily due to higher fixed cost leverage in incremental sales • FX unfavorably impacted operating income by $(0.4) million vs. Q2 +15.0% +560 bps $11.8 $13.6 Q2 2024 Q3 2024 $(0.0) $0.7 -0.3% 5.3% Q2 2024 Q3 2024

Stoneridge

Q3 2024
Results

2024 Full-Year Guidance Update

Revenue Guidance Drivers

- Expectations for non-OEM and option-based products aligned with the low-end of the previously provided range
- Full-year weighted-average end market decline of ~(3.6)% versus prior production forecasts
- Additional headwinds in off-highway end market and lower-than-expected MirrorEye aftermarket fleet and bus volumes

EBITDA Margin Guidance Drivers

- Q3 FX and non-operating impacts of $(2.6) million relative to prior guidance
- Impact of reduced revenue on EBITDA estimated at high-end of typical contribution margins (~30%) due to mix of products expected to impact revenue

Updated 2024 Full-Year Guidance

- Adjusted Sales of $895 million - $905 million
- Adjusted Gross Margin ~21.5%
- Adjusted Operating Margin ~1.0%
- Adjusted EBITDA ~$42 million - $44 million (~4.7%)
- Adjusted EPS of $(0.35) - $(0.40)

$'s in USD Millions

Full-Year 2024 Revenue Guidance Walk


$940M
~($34M)
Weighted-Average end market decline of (3.6)%
~$0 - ($10M)
$895M - $905M
2024 Full-year Previously Provided Guidance (Low-end)
Weighted Average End Market Production Volume Impact
MirrorEye Aftermarket & Off-Highway Products
2024 Full-year Updated Guidance Range

Full-Year 2024 EBITDA Guidance Walk


$58M
($2.6M)
At high-end of historical contribution margin of ~30%
~($12M)
~$42M - $44M
2024 Full-year Adj. EBITDA Guidance Prev. Provided (Low-end)
Q3 Non-operating & FX Impact
Revenue Impact
2024 Full-year Adj. EBITDA Updated Guidance

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Stoneridge
Q3 2024
Results

Capital Structure & Cash Performance

Continued focus on cash performance expected to improve working capital

Cash Performance Update

- Year-to-date cash performance improved $31.3 million vs. the same period in 2023 primarily driven by improved working capital including $11.3 million reduction in inventory balances

Capital Structure Update

- Q3 2024 compliance leverage ratio of 2.79x
  - As permissible under terms and conditions of existing credit facility, elected to add back certain accrual-based expenses (i.e. warranty) to compliance calculations and will apply cash payments when they occur
- Expecting to remain compliant with all covenant requirements

YTD Net Change in Cash vs. Prior Period


$13.3
($18.0)
+$31.3M
YTD 2023
YTD 2024

Compliance Net Debt

$'s in USD Millions


Total Adjusted Cash (Compliance)
Total Net Debt (Compliance)
$164.5
$33.6
$161.4
$29.6
$158.9
$39.0
Q1 2024
Q2 2024
Q3 2024

	Q1 2024	Q2 2024	Q3 2024
Compliance Leverage Ratio (Adj. Net Debt / TTM EBITDA)*	2.40x	2.36x	2.79x

**Compliance Leverage Ratio calculation includes adjustments in accordance with the Revolving Credit Facility agreement. Q1 and Q2 as presented reflects the updated compliance calculation method permissible under the terms of the existing credit facility, versus previously reported, for comparison purposes. Refer to Reconciliations to US GAAP for reconciliations.*

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stoneridge.com © 2024 Q3 2024 Results Summary Q3 Summary • Announced significant momentum in MirrorEye applications including OEM program launches, several OEMs making MirrorEye standard equipment on certain platforms and the continued expansion of MirrorEye fleet and bus partnerships • Announced first award for Leak Detection Module product in Control Devices for a hybrid application in China • Q3 financial performance primarily impacted by macroeconomic factors including reduced production volumes and FX headwinds • YTD 2024 cash performance of $13.3 million has outperformed YTD 2023 cash performance by $31.3 million Outlook • Updated 2024 guidance to reflect current market conditions • Remain focused on material cost improvement, reduced quality related costs, operational efficiency and inventory reduction to drive earnings and cash performance 17

stoneridge.com © 2024 Appendix Materials

stoneridge.com © 2024 Appendix 19 Balance Sheets December 31, 2023 September 30, 2024(in thousands) (Unaudited) ASSETS Current assets: $ 40,841$ 54,138Cash and cash equivalents 166,545158,529Accounts receivable, less reserves of $845 and $1,058, respectively 187,758176,445Inventories, net 34,24625,301Prepaid expenses and other current assets 429,390414,413Total current assets Long-term assets: 110,126103,450Property, plant and equipment, net 47,31444,206Intangible assets, net 35,29535,593Goodwill 10,79510,758Operating lease right-of-use asset 46,98054,103Investments and other long-term assets, net 250,510248,110Total long-term assets $ 679,900$ 662,523Total assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: $ 2,113$ —Current portion of debt 111,92598,130Accounts payable 64,20371,761Accrued expenses and other current liabilities 178,241169,891Total current liabilities Long-term liabilities: 189,346196,322Revolving credit facility 7,2246,344Deferred income taxes 7,6847,219Operating lease long-term liability 9,68811,397Other long-term liabilities 213,942221,282Total long-term liabilities Shareholders' equity: ——Preferred Shares, without par value, 5,000 shares authorized, none issued —— Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,689 and 27,549 shares outstanding at September 30, 2024 and December 31, 2023, respectively, with no stated value 227,340224,944Additional paid-in capital (43,344)(38,641) Common Shares held in treasury, 1,277 and 1,417 shares at September 30, 2024 and December 31, 2023, respectively, at cost 196,509186,099Retained earnings (92,788)(101,052)Accumulated other comprehensive loss 287,717271,350Total shareholders' equity $ 679,900$ 662,523Total liabilities and shareholders' equity

stoneridge.com © 2024 Appendix 20 Income Statement Nine months ended September 30, Three months ended September 30, 2023202420232024(in thousands, except per share data) $ 746,303$ 690,047$ 238,164$ 213,831Net sales Costs and expenses: 590,538543,459185,689169,340Cost of goods sold 91,46588,83228,11126,533Selling, general and administrative 57,48653,70317,85217,643Design and development 6,8144,0536,512315Operating income 9,17911,0393,3133,604Interest expense, net 6411,081141752Equity in loss of investee 2,152(644)(1,383)(384)Other (income) expense, net (5,158)(7,423)4,441(3,657)(Loss) income before income taxes 3,0492,9872,2703,413Provision for income taxes $ (8,207)$ (10,410)$ 2,171$ (7,070)Net (loss) income (Loss) earnings per share: $ (0.30)$ (0.38)$ 0.08$ (0.26)Basic $ (0.30)$ (0.38)$ 0.08$ (0.26)Diluted Weighted-average shares outstanding: 27,42827,58627,48427,618Basic 27,42827,58627,73427,618Diluted

stoneridge.com © 2024 Appendix 21 Statements of Cash Flows 20232024Nine months ended September 30, (in thousands) OPERATING ACTIVITIES: $ (8,207)$ (10,410)Net loss Adjustments to reconcile net loss to net cash provided by (used for) operating activities: 19,80019,695Depreciation 6,0776,812Amortization, including accretion and write-off of deferred financing costs (2,732)(6,339)Deferred income taxes 6411,081Loss of equity method investee (861)257Loss (gain) on sale of fixed assets 2,2723,092Share-based compensation expense 74263Excess tax deficiency related to share-based compensation expense Changes in operating assets and liabilities: (21,335)6,042Accounts receivable, net (33,651)9,694Inventories, net 7,4734,949Prepaid expenses and other assets 23,322(13,127)Accounts payable 1,4596,508Accrued expenses and other liabilities (5,668)28,517Net cash provided by (used for) operating activities INVESTING ACTIVITIES: (28,584)(19,049)Capital expenditures, including intangibles 1,841312Proceeds from sale of fixed assets (200)(260)Investment in venture capital fund, net (26,943)(18,997)Net cash used for investing activities FINANCING ACTIVITIES: 81,36598,000Revolving credit facility borrowings (64,568)(91,000)Revolving credit facility payments 27,57924,277Proceeds from issuance of debt (27,145)(26,364)Repayments of debt (1,697)(780)Repurchase of Common Shares to satisfy employee tax withholding 15,5344,133Net cash provided by financing activities (963)(356)Effect of exchange rate changes on cash and cash equivalents (18,040)13,297Net change in cash and cash equivalents 54,79840,841Cash and cash equivalents at beginning of period $ 36,758$ 54,138Cash and cash equivalents at end of period Supplemental disclosure of cash flow information: $ 9,248$ 11,892Cash paid for interest, net $ 8,453$ 8,429Cash paid for income taxes, net

Stoneridge

Appendix

Segment Reporting

	Three months ended September 30, 2024	Three months ended September 30, 2023	Nine months ended September 30, 2024	Nine months ended September 30, 2023
Net Sales:				
Control Devices	$ 73,129	$ 89,344	$ 230,186	$ 267,406
Inter-segment sales	1,160	733	2,946	2,437
Control Devices net sales	74,289	90,077	233,132	269,843
Electronics	127,483	134,652	422,777	435,565
Inter-segment sales	8,184	8,649	22,492	25,656
Electronics net sales	135,667	143,301	445,269	461,221
Stoneridge Brazil	13,219	14,168	37,084	43,332
Inter-segment sales	411	—	610	—
Stoneridge Brazil net sales	13,630	14,168	37,694	43,332
Eliminations	(9,755)	(9,382)	(26,048)	(28,093)
Total net sales	$ 213,831	$ 238,164	$ 690,047	$ 746,303
Operating Income (Loss):				
Control Devices	$ 2,131	$ 5,488	$ 8,020	$ 12,649
Electronics	3,514	7,647	20,434	16,491
Stoneridge Brazil	717	1,241	880	3,483
Unallocated Corporate (A)	(6,047)	(7,864)	(25,281)	(25,809)
Total operating income	$ 315	$ 6,512	$ 4,053	$ 6,814
Depreciation and Amortization:				
Control Devices	$ 3,152	$ 3,100	$ 8,821	$ 9,373
Electronics	4,030	3,521	11,794	10,488
Stoneridge Brazil	1,155	1,259	3,652	3,545
Unallocated Corporate	492	593	1,696	1,800
Total depreciation and amortization (B)	$ 8,829	$ 8,473	$ 25,963	$ 25,206
Interest Expense (Income), net:				
Control Devices	$ 9	$ 37	$ (10)	$ 120
Electronics	283	456	1,387	1,452
Stoneridge Brazil	(204)	(680)	(798)	(1,269)
Unallocated Corporate	3,516	3,500	10,460	8,876
Total interest expense, net	$ 3,604	$ 3,313	$ 11,039	$ 9,179
Capital Expenditures:				
Control Devices	$ 2,914	$ 2,986	$ 6,018	$ 6,961
Electronics	1,298	4,710	5,652	13,251
Stoneridge Brazil	484	889	2,223	2,307
Unallocated Corporate (C)	212	371	972	700
Total capital expenditures	$ 4,908	$ 8,956	$ 14,865	$ 23,219

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation.

(B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets.

(C) Assets located at Corporate consist primarily of cash, intercompany receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries

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stoneridge.com © 2024 Reconciliations to US GAAP

stoneridge.com © 2024 US GAAP Reconciliations US GAAP Reconciliations 24 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2024 US GAAP Reconciliations 25 US GAAP Reconciliations Reconciliation of Q3 2024 Adjusted EPS Q3 2024 EPSQ3 2024(USD in millions, except EPS) $ (0.26)$ (7.1)Net Loss 0.010.2Add: After-Tax Business Realignment Costs 0.000.1Add: After-Tax Environmental Remediation Costs $ (0.24)$ (6.7)Adjusted Net Loss

stoneridge.com © 2024 US GAAP Reconciliations 26 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit Q3 2024Q2 2024(USD in millions) $ 44.5$ 53.7Gross Profit 0.1—Add: Pre-Tax Business Realignment Costs $ 44.6$ 53.7Adjusted Gross Profit Reconciliation of Adjusted Operating Income Q3 2024Q2 2024(USD in millions) $ 0.3$ 3.4Operating Income 0.31.9Add: Pre-Tax Business Realignment Costs 0.2—Add: Pre-Tax Environmental Remediation Costs $ 0.7$ 5.4Adjusted Operating Income

stoneridge.com © 2024 US GAAP Reconciliations 27 US GAAP Reconciliations Reconciliation of Adjusted EBITDA Q3 2024Q2 2024Q1 2024Q4 2023Q3 2023(USD in millions) $ (3.7)$ 1.9$ (5.6)$ 3.2$ 4.4Income (Loss) Before Tax 3.63.83.63.83.3Interest expense, net 8.88.58.68.48.5Depreciation and amortization $ 8.8$ 14.2$ 6.6$ 15.5$ 16.2EBITDA 0.31.9—0.11.2Add: Pre-Tax Business Realignment Costs 0.2————Add: Pre-Tax Environmental Remediation Costs ————(0.5)Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 9.2$ 16.1$ 6.6$ 15.6$ 17.0Adjusted EBITDA

stoneridge.com © 2024 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Control Devices Adjusted Operating Income Q3 2024Q2 2024(USD in millions) $ 2.1$ 3.7Control Devices Operating Income 0.2—Add: Pre-Tax Environmental Remediation Costs $ 2.3$ 3.7Control Devices Adjusted Operating Income Reconciliation of Electronics Adjusted Operating Income Q3 2024Q2 2024(USD in millions) $ 3.5$ 9.8Electronics Operating Income 0.31.9Add: Pre-Tax Business Realignment Costs $ 3.8$ 11.7Electronics Adjusted Operating Income

stoneridge.com © 2024 US GAAP Reconciliations 29 US GAAP Reconciliations Reconciliation of Q3 2024 Adjusted Tax Rate Tax RateQ3 2024(USD in millions) $ (3.7)Loss Before Tax 0.3Add: Pre-Tax Business Realignment Costs 0.2Add: Pre-Tax Environmental Remediation Costs $ (3.2)Adjusted Loss Before Tax (93.3)%3.4Income Tax Expense 0.1Add: Tax Impact from Pre-Tax Adjustments nm$ 3.5Adjusted Income Tax Expense on Adjusted Loss Before Tax

US GAAP
Reconciliations

US GAAP
Reconciliations

Reconciliation of Adjusted EBITDA for Compliance Calculation

(USD in millions)	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Income (Loss) Before Tax	$ (1.5)	$ 4.4	$ 3.2	(5.6)	$ 1.9	$ (3.7)
Interest Expense, net	3.1	3.3	3.8	3.6	3.8	3.6
Depreciation and Amortization	8.4	8.5	8.4	8.6	8.5	8.8
EBITDA	**$ 10.0**	**$ 16.2**	**$ 15.5**	**$ 6.6**	**$ 14.2**	**$ 8.8**
Compliance adjustments:						
Add: Non-Cash Impairment Charges and Write-offs or Write Downs	—	—	0.1	0.1	—	—
Add: Adjustments from Foreign Currency Impact	3.1	0.4	(0.7)	2.2	(2.4)	(0.6)
Add: Extraordinary, Non-recurring or Unusual Items	—	0.5	—	—	—	—
Add: Cash Restructuring Charges	0.5	0.1	0.3	1.6	0.5	0.7
Add: Charges for Transactions, Amendments, and Refinances	—	—	0.3	—	—	—
Add: Adjustment to Autotech Fund II Investment	0.3	0.1	(0.1)	0.3	0.1	0.8
Add: Accrual-based Expenses	3.5	3.6	5.5	8.2	7.1	1.3
Less: Cash Payments for Accrual-based Expenses	(1.8)	(1.7)	(3.1)	(3.2)	(3.7)	(3.3)
Adjusted EBITDA (Compliance)	**$ 15.7**	**$ 19.2**	**$ 17.7**	**$ 15.8**	**$ 15.8**	**$ 7.6**
Adjusted TTM EBITDA (Compliance)				**$ 68.4**	**$ 68.5**	**$ 56.8**

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stoneridge.com © 2024 US GAAP Reconciliations 31 US GAAP Reconciliations Reconciliation of Adjusted Cash for Compliance Calculation Q3 2024Q2 2024Q1 2024(USD in millions) $ 54.1$ 42.1$ 48.4Total Cash and Cash Equivalents (15.1)(12.5)(14.8)Less: 35% of Cash in Foreign Locations $ 39.0$ 29.6$ 33.6Total Adjusted Cash (Compliance) Reconciliation of Adjusted Debt for Compliance Calculation Q3 2024Q2 2024Q1 2024(USD in millions) $ 196.3$ 189.5$ 196.5Total Debt 1.61.61.6Outstanding Letters of Credit $ 197.9$ 191.1$ 198.1Total Adjusted Debt (Compliance) $ 158.9$ 161.4$ 164.5Adjusted Net Debt (Compliance) 2.79x2.36x2.40xCompliance Leverage Ratio (Net Debt / TTM EBITDA)

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